UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2008

Sport Supply Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15289	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Diplomat Drive, Farmers Branch, Texas		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 484-9484

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 26, 2008, Sport Supply Group, Inc. (the "Company") entered into Amendment No. 3 (this "Amendment") dated as of November 26, 2008, to the Amended and restated Credit Agreement dated as of October 30, 2007, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated January 7, 2008 and Amendment No. 2 to Amended and Restated Credit Agreement dated July 30, 2008.

Amendment No. 3 permits the repurchase of up to $25.0 million of its senior subordinated convertible bonds due December 1, 2009. This description explains the material terms of this Amendment, although it does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1 Amendment No. 3, dated November 26, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sport Supply Group, Inc.

November 26, 2008	By:	John Pitts

Name: John Pitts
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3